U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): January 14, 2003

                       COMMISSION FILE NUMBER:  333-49166

                           Specialized Leasing, Inc.
              ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



               Nevada                                       33-0895699
-----------------------------------------          -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
 or organization


         101 Pantano Road
            Tucson, AZ                                      85710
-----------------------------------------             ----------------
(Address of principal executive offices)                  (Zip Code)


                  Registrant's telephone number: (520) 885-9207

             79811 "A" Country Club Drive, Bermuda Dunes, CA 92201
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)


Item 1. Change In Control of Registrant

        Not Applicable

Item 2. Acquisition or Disposition of Assets

        Not Applicable

Item 3. Bankruptcy or Receivership

        Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

        Not Applicable

Item 5. Other Events

One resignation on the board of directors has been filled. In addition, the company has effected a 1-10 reverse split of its common share capital, resulting in outstanding shares of 2,000,092 shares outstanding.


                                    MANAGEMENT

Executive Officers, Key Employees and Directors

The members of the Board of Directors of Specialized Leasing, Inc. serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Specialized Leasing, Inc. are:



Name                         Age                     Position
----------------             -----            --------------------------------
Franklin Scivally             51                   President/Director

Jason J. Rite                                   Secretary, Treasurer/Director

Franklin R. Scivally. Mr. Scivally has been President and Director of the company since his appointment on January 12, 2003. He is the current Treasurer and Director of ComputerXpress and has been since March 1, 1999. He has been the President of ComputerXpress since June 1, 1999. He is also the owner of the CostPlusFive.com affiliated location in Tucson, Arizona, and has been so employed since March 1, 1999. He is also the President of Scivally Enterprises, LLC. From January, 1992 through December, 1997 he was employed by Questech, Inc. as Project Manager. From December, 1997 through March 1, 1999, the was employed as the owner of a Cyber Exchange franchise in Tuscon, Arizona. From November, 1971 through December, 1971 he was a Commissioned Officer in the United States Air Force, in various positions, including Chief, Quality Assurance Division of the Tomahawk Cruise Missile Wing, Maintenance Control Officer, Minuteman & Ground, launch Cruise Missile Launch Officer, Minuteman Weapon System Launch Analyst, Chief, Maintenance Control, assignment through the Air Force Institute of Technology to Hughes Aircraft Company, and Manufacturing Manager for the MILSTAR program. He holds a Master of Arts/management & Supervision from Central Michigan University, 1983, a Bachelor of Science/Business Management, 1980 from the University of LaVerne, and an Associate of Arts/Electronics, 1978 from Alan Hancock College.

Jason J. Rite. Mr. Rite has over 30 years of senior experience as a business consultant, entrepreneur and security technology manager. He has implemented an effective strategic infrastructure, assisting start-ups and integrating companies in their overall development in the marketing, operations, and security management fields. Mr. Rite has also held positions as director of operations for construction development firms.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock of Specialized Leasing, Inc. as of the date of this disclosure(1), by (I) each person who is known by Specialized Leasing, Inc. to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of common stock, (ii) each of Specialized Leasing, Inc.'s directors and executive officers, and (iii) all directors and executive officers as a group.

Name and Address                    Number of Shares        Percentage Owned
----------------                    ----------------        ----------------
George White                         362,500                      18%
75370 Fairway Drive
Indian Wells, CA 92210

Robert T. Yarbray                    362,500                      18%
46280 Manitou Drive
Indian Wells, CA 92210

Franklin Scivally                    362,500                      18%
200 S. Hampton Hill Ct.
Tucson, AZ 85748

Donald Smallman                      362,500                      18%
11337 West Olive Drive
Avondale, AZ 85323

James Rather                         200,000                      10%
route 2, Box 9-A
Oliver Springs, TN 37840

Agata Gotova*                        200,000                      10%
1119 Harbor Hills Lane
Santa Barbara, CA 93109
-----------------------

Directors as a Group                 362,500                      10%
--------------
*Agata Gotova is the wife of our counsel, Kenneth Eade

Item 6. Resignations of Registrant's Directors

As of January 14, 2003, Directors Robert T. Yarbray, Brent Wipp, James S. Keating, and George White have resigned as officers and directors of the company. Michael Campbell resigned as of October 10, 2002.

Item 7. Financial Statements and Exhibits

        None

c.  Exhibits.

6.1   Resignation of Officer and Director Robert T. Yarbray.

6.2   Resignation of Officer and Director George White

6.3   Resignation of James S. Keating

6.4   Resignation of Michael Campbell

6.5   Resignation of Brent Wipp

                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2003

Specialized Leasing, Inc.

Franklin Scivalley
--------------------------------
By: Franklin Scivally, President

In connection with the current report of Specialized Leasing, Inc. (the "Company") on Form 8K for February 17, 2003, as filed with the Securities and Exchange Commission on the date hereof, Franklin Scivalley certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: February 17, 2003                   By:  Franklin Scivally
                                                ------------------------------
                                                Franklin Scivally, President


Dated: February 17, 2003                   By:   Jason J. Rite
                                             -----------------------------
                                             Jason J. Rite, Secretary/Treasurer

EXHIBIT
6.1
                       RESIGNATION OF OFFICER AND DIRECTOR

I, ROBERT T. YARBRAY, hereby resign as an officer and Director of SPECIALIZED LEASING, INC. as of January 14, 2003.

Date: January 12, 2003

                              __________________________________
                                     ROBERT T. YARBRAY

EXHIBIT
6.2
RESIGNATION OF OFFICER AND DIRECTOR

I, GEORGE WHITE, hereby resign as an officer and Director of SPECIALIZED LEASING, INC. as of January 13, 2003.

Date: January 12, 2003

                              __________________________________
                                       GEORGE WHITE

EXHIBIT
6.3
RESIGNATION OF OFFICER AND DIRECTOR


I, JAMES S. KEATING, hereby resign as an officer and Director of SPECIALIZED LEASING, INC. as of January 14, 2003.

Date: January 12, 2003

                              __________________________________
                                     JAMES S. KEATING

EXHIBIT
6.4
RESIGNATION OF OFFICER AND DIRECTOR

I, MICHAEL CAMPBELL, hereby resign as an officer and Director of SPECIALIZED LEASING, INC. as of October 10, 2003.

Date: October 10, 2002

                              __________________________________
                                     MICHAEL CAMPBELL

EXHIBIT
6.5
RESIGNATION OF OFFICER AND DIRECTOR


I, BRENT WIPP, hereby resign as an officer and Director of SPECIALIZED LEASING, INC. as of January 14, 2003.

Date: January 12, 2003

                              __________________________________
                                        BRENT WIPP